Exhibit 10.3

SCHEDULE D-1

CHANGE ORDER FORM

(for use when the parties mutually agree upon and execute the Change Order Pursuant to Section 6.1B or 6.2C)

PROJECT NAME: Creole Trail Pipeline - Segment 2 Project, Alternate Route Single Line Option	CHANGE ORDER NUMBER: CO 2-002
DATE OF CHANGE ORDER: 03/29/07

OWNER: Cheniere Creole Trail Pipeline, L.P.

CONTRACTOR: Sunland Construction, Inc.

DATE OF AGREEMENT: January 5, 2007

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

Provide equipment and labor necessary to remove 18 foreign flowlines from the Gulfport Energy East Hackberry Field per the attached Sunland March 13, 2007 T & M estimate of $32,821 per day.

Adjustment to Estimated Contract Price

The original Estimated Contract Price was	$70,078,195

Net change by previously authorized Change Order (#CO2-001)	$1,676,000

The Estimated Contract Price prior to this Change Order was	$71,754,195

The Estimated Contract Price will be increased by this Change Order in the amount of	$850,000

The new Estimated Contract Price including this Change Order will be	$72,604,195

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified):

The Required Mechanical Completion Date will be unchanged by                                      (        ) Days

The Required Mechanical Completion Date as of the date of this Change Order therefore is March 15, 2008

(attach additional documentation if necessary)    No Attachment

The Required Substantial Completion Date will be unchanged by                                      (        ) Days

The Required Substantial Completion Date as of the date of this Change Order therefore is

(attach additional documentation if necessary)    No Attachment

The Required Final Completion Date will be unchanged by                                      (        ) Days

The Required Final Completion Date as of the date of this Change Order therefore is

(attach additional documentation if necessary)    No Attachment

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)        N/A

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previous issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

Cheniere Creole Trail Pipeline, L.P.	Sunland Construction, Inc.
Owner	Contractor

/s/ R. Keith Teague	/s/ Randy Mautarin
Name	Name

President	Project Manager
Title	Title

Sept. 25, 2007	April 4, 2007
Date of Signing	Date of Signing

SCHEDULE D-1

CHANGE ORDER FORM

(for use when the parties mutually agree upon and execute the Change Order Pursuant to Section 6.1B or 6.2C)

PROJECT NAME: Creole Trail Pipeline - Segment 2 Project, Alternate Route Single Line Option	CHANGE ORDER NUMBER: CO 2-003
DATE OF CHANGE ORDER: 08/07/07

OWNER: Cheniere Creole Trail Pipeline, L.P.

CONTRACTOR: Sunland Construction, Inc.

DATE OF AGREEMENT: January 5, 2007

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

Provide equipment and labor necessary to perform a horizontal directional drill along the 42” Creole Trail Segment 2 pipeline centerline beneath the two Kinder Morgan pipelines in Lake Calcasieu. Price is outlined in the attached 8/1/07

e-mail message.

Adjustment to Estimated Contract Price

The original Estimated Contract Price was	$70,078,195

Net change by previously authorized Change Orders (#CO2-001 and CO2-002)	$2,526,000

The Estimated Contract Price prior to this Change Order was	$72,604,195

The Estimated Contract Price will be increased by this Change Order in the amount of	$3,095,100

The new Estimated Contract Price including this Change Order will be	$75,699,295

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified):

The Required Mechanical Completion Date will be unchanged by                                      (        ) Days

The Required Mechanical Completion Date as of the date of this Change Order therefore is                                     , 2008

(attach additional documentation if necessary)    No Attachment

The Required Substantial Completion Date will be unchanged by                                      (        ) Days

The Required Substantial Completion Date as of the date of this Change Order therefore is

(attach additional documentation if necessary)    No Attachment

The Required Final Completion Date will be unchanged by                                      (        ) Days

The Required Final Completion Date as of the date of this Change Order therefore is

(attach additional documentation if necessary)    No Attachment

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previous issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

Cheniere Creole Trail Pipeline, L.P.	Sunland Construction, Inc.
Owner	Contractor

/s/ R. Keith Teague	/s/ Randy Mautarin
Name	Name

President	Project Manager
Title	Title

Sept. 25, 2007	September 14, 2007
Date of Signing	Date of Signing

SCHEDULE D-1

CHANGE ORDER FORM

(for use when the parties mutually agree upon and execute the Change Order Pursuant to Section 6.1B or 6.2C)

PROJECT NAME: Creole Trail Pipeline - Segment 2 Project, Alternate Route Single Line Option	CHANGE ORDER NUMBER: CO 2-007
DATE OF CHANGE ORDER: 08/27/07

OWNER: Cheniere Creole Trail Pipeline, L.P.

CONTRACTOR: Sunland Construction, Inc.

DATE OF AGREEMENT: January 5, 2007

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

Additional cost for providing inspection of long seam grinding at Bayou Pipe Coating on a T & M basis per item 13 in the attached 8/23/07 cost summary and spreadsheet.

Adjustment to Estimated Contract Price

The original Estimated Contract Price was	$70,078,195

Net change by previously authorized Change Order (#CO 2-001, 002, 003, 004, 005, and 006)	$7,144,959

The Estimated Contract Price prior to this Change Order was	$77,223,154

The Estimated Contract Price will be increased by this Change Order in the amount of	$77,044.50

The new Estimated Contract Price including this Change Order will be	$77,300,198.50

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified):

The Required Mechanical Completion Date will be unchanged by                                      (        ) Days

The Required Mechanical Completion Date as of the date of this Change Order therefore is                                     , 2008

(attach additional documentation if necessary)    No Attachment

The Required Substantial Completion Date will be unchanged by                                      (        ) Days

The Required Substantial Completion Date as of the date of this Change Order therefore is

(attach additional documentation if necessary)    No Attachment

The Required Final Completion Date will be unchanged by                                      (        ) Days

The Required Final Completion Date as of the date of this Change Order therefore is

(attach additional documentation if necessary)    No Attachment

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previous issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

Cheniere Creole Trail Pipeline, L.P.	Sunland Construction, Inc.
Owner	Contractor

/s/ R. Keith Teague	/s/ Randy Mautarin
Name	Name

President	Project Manager
Title	Title

Sept. 25, 2007	September 14, 2007
Date of Signing	Date of Signing